EXHIBIT 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of the 21st day of May, 2009, to the Amended and Restated Credit Agreement, dated as of March 27, 2008 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), by and among Avatar Properties Inc., a Florida corporation (the “Borrower”), Avatar Holdings Inc., a Delaware corporation (the “Guarantor”), the several lenders from time to time parties thereto (the “Lenders”), and Wachovia Bank, National Association, as administrative agent (the “Agent”) and as a Lender.

R E C I T A L S:

WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement. Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Requisite Lenders and the Agent amend the Credit Agreement, and the Requisite Lenders are agreeable to such request upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Requisite Lenders, intending to be legally bound hereby, agree as follows:

SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed a part of this Amendment.

SECTION 2. Amendments. The Credit Agreement is hereby amended as follows:

2.1 Amendment to Article 1. Article 1 of the Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

“CDD Bonds. CDD Bonds means bonds issued by a community development district (“CDD”) established by a real estate or homebuilding company pursuant to Chapter 190, Florida Statutes, or any other authorized governmental entity, of “low-floater” tax-exempt municipal bonds or other type of bond authorized by Chapter 190, Florida Statutes, to finance the development, construction and installation of infrastructure improvements on land owned by such real estate or homebuilding company and off-site infrastructure improvements for the benefit of such land in connection with the development of such land, including without limitation roadway improvements, streets and utility lines and facilities.”

“Mortgage. Mortgage means any mortgage, deed of trust or other security deed with respect to land, homes under construction and/or finished homes.”

2.2 Amendment to Section 6.04. Section 6.04 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following:

“6.04 Investments. Borrower and Guarantor shall not, and shall not cause or permit their subsidiaries to directly or indirectly make or own any Investment in any Person except (provided that no Event of Default has occurred and is continuing):

(a) (i) investments, loans, advances, or guarantees relating to real estate related joint venture partnerships and equity investments in publicly-traded companies that are in the same or similar business as the Borrower or Guarantor and which are reflected on the consolidated financial statements of Guarantor, (ii) investments in, loans to, or advances to a real estate or homebuilding company; provided, however, that all investments, loans, and advances under this clause (ii) are secured by Mortgages made in favor of the Borrower or Guarantor, as applicable, on land, homes under construction and/or finished homes of such real estate or homebuilding company; and (iii) investments in CDD Bonds; provided, further, that the aggregate amount outstanding at any time of all investments, loans, advances and guarantees permitted under clauses (i), (ii) and (iii) of this Section 6.04(a) shall not exceed twenty-five percent (25%) of the Tangible Net Worth of Guarantor on a consolidated basis;

(b) investments in direct obligations of the United States of America, or any agency thereof;

(c) investments in certificates of deposit having a maturity of less than one year issued by commercial banks in the United States having capital and surplus in excess of $50,000,000, provided that at the time of such purchase such paper is rated in either of the two highest rating categories of Standard & Poors Corporation, Moody’s Investor Service, Inc. or any other rating agency selected by Agent and satisfactory to Agent; and

(d) investments in commercial paper of maturities less than one year.”

SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Lenders hereunder are subject to the following conditions, unless the Requisite Lenders waive such conditions:

(a) Receipt by the Agent from each of the parties hereto of a duly executed counterpart of this Amendment signed by such party;

(b) the fact that the representations and warranties of the Borrower contained in Article IV of the Credit Agreement and Section 5 of this Amendment shall be true on and as of the date hereof; and

(c) receipt of such other documents that the Agent may reasonably require.

SECTION 4. No Other Amendment. Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect or impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Lenders and the Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Notes. The Borrower promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, being hereby ratified and affirmed. Each of the Borrower and the Guarantor hereby expressly agrees that the Credit Agreement, as amended, is in full force and effect.

SECTION 5. Representations and Warranties. Each of the Borrower and the Guarantor hereby represents and warrants to each of the Agent and the Lenders as follows:

(a) No Default or Event of Default under the Credit Agreement or any other Loan Document has occurred and is continuing on the date hereof.

(b) Each of the Borrower and the Guarantor has the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it.

(c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of each of the Borrower and the Guarantor and constitutes legal, valid and binding obligation of each of the Borrower and the Guarantor, enforceable against it in accordance with the terms hereof, provided that such enforceability is subject to general principles of equity.

(d) The execution and delivery of this Amendment and the Borrower’s performance hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower, nor be in contravention of or in conflict with any document of formation or organization with respect to the Borrower, including, without limitation, any operating agreement or bylaws, as applicable, or the provision of any statute, or any judgment, order, indenture, instrument, agreement or undertaking, to which the Borrower is party or by which the Borrower’s assets or properties are or may become bound.

SECTION 6. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

SECTION 7. Governing Law. This Amendment shall be considered in accordance with and governed by the laws of the Florida.

SECTION 8. Consent by Guarantor. The Guarantor consents to the foregoing amendments. The Guarantor promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Guaranty, said Guaranty being hereby ratified and affirmed. The Guarantor hereby expressly agrees that the Guaranty is in full force and effect.

SECTION 9. WAIVER OF CLAIMS. EACH OF BORROWER AND GUARANTOR (COLLECTIVELY, THE “OBLIGORS”), ACKNOWLEDGES THAT EACH OF THE LENDERS AND THE AGENT HAS ACTED IN GOOD FAITH AND HAS CONDUCTED ITSELF IN A COMMERCIALLY REASONABLE MANNER IN ITS RELATIONSHIPS WITH EACH OF THE OBLIGORS IN CONNECTION WITH THIS AGREEMENT AND IN CONNECTION WITH THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS, EACH OF THE OBLIGORS HEREBY WAIVING AND RELEASING ANY CLAIMS TO THE CONTRARY KNOWN BY EITHER OBLIGOR. EACH OBLIGOR, JOINTLY AND SEVERALLY, ON ITS OWN BEHALF AND ON BEHALF OF EACH OF ITS AFFILIATES, RELEASES AND DISCHARGES THE LENDER, ALL AFFILIATES OF THE LENDER, ALL OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS OF THE LENDER OR ANY OF ITS AFFILIATES, AND ALL OF THEIR PREDECESSORS IN INTEREST, FROM ANY AND ALL CLAIMS, DEFENSES, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, AGREEMENTS, PROVISIONS AND DEMANDS IN LAW OR IN EQUITY, KNOWN BY EITHER OBLIGOR AND WHETHER NOW EXISTING OR HEREAFTER ARISING (COLLECTIVELY, THE “CLAIMS’), INCLUDING WITHOUT LIMITATION, ANY USURY CLAIMS, THAT HAVE AT ANY TIME BEEN OWNED, OR THAT ARE HEREAFTER OWNED, IN TORT OR IN CONTRACT BY ANY OBLIGOR OR ANY AFFILIATE OF AN OBLIGOR AND THAT ARISE OUT OF ANY ONE OR MORE CIRCUMSTANCES OR EVENTS THAT OCCURRED PRIOR TO THE DATE OF THIS AGREEMENT. THE FOREGOING RELEASE IS INTENDED TO BE EFFECTIVE AS A BAR TO EVERY CLAIM AND ALL CLAIMS.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.

BORROWER:

AVATAR PROPERTIES INC.,

a Florida corporation

By:       /s/ PATRICIA K. FLETCHER—
Patricia K. Fletcher
Executive Vice President

GUARANTOR:

AVATAR HOLDINGS INC.,

a Delaware corporation

By:       /s/ PATRICIA K. FLETCHER—
Patricia K. Fletcher
Executive Vice President

AGENT:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:       /s/ BRUCE W. PERRINE, JR.
Name: Bruce W. Perrine, Jr.
Title: Managing Director

[Signatures continue on the following page.]

LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:       /s/ BRUCE W. PERRINE, JR.
Name: Bruce W. Perrine, Jr.
Title: Managing Director

GUARANTY BANK

By:       /s/ JOHN P. WEDEMEYER
Name: John P. Wedemeyer
Title: Vice President

FRANKLIN BANK, SSB, a Texas State Savings Bank

By:        N/A—
Name:
Title: